Exhibit 99.1

Common Equity Offering Copyright © 2007 Portland General Electric. All Rights Reserved. June 2007

Transaction Description 2 Company: Portland General Electric (PGE ) Common Shares Offered: 21 million shares of common stock (Substantially all of the shares held in the Disputed Claims Reserve) Overallotment Options: Approx. 2.7 million shares common stock (secondary shares) Ti cker/Exchange: POR / NYSE Use of Proceeds: Distribute proceeds to selling shareholders Bookrunners: Deutsche Bank Securities, Lehman Brothers Expected Pricing: Week of June 11th

This presentation contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements are statements of expectations, beliefs, plans, objectives, assumptions or future events or performance. Words or phrases such as "anticipates," "believes," "should," "estimates," "expects," "intends," "plans," "predicts," "projects," "will likely result," "will continue," or similar expressions identify forward-looking statements. The forward-looking statements in this presentation include, but are not limited to, events related to the distribution of new PGE common stock; expected earnings; future growth; financial performance; estimates of future capital expenditures; power supply strategy and portfolio; expected operational date of new generation plants; estimates related to outstanding rate filings; estimates related to the accounting application for deferral of excess power costs related to the Boardman Plant outage; estimates related to California wholesale receivables; investigations by the City of Portland, Oregon, with regard to rates charged by PGE and possible attempts to set rates for PGE customer located within the city; estimates related to Oregon Senate Bill 408 and recovery of investment costs from the Trojan nuclear facility; infrastructure and resource investment opportunities; and operational and company goals. Although PGE believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, PGE can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from those contemplated include, among others, events related; governmental policies; outcome of legal and regulatory proceedings; changes in weather, hydroelectric, and energy market conditions; wholesale energy prices; operational factors affecting PGE's power generation facilities; growth and demographic patterns in PGE's service territory; general political, economic, and financial market conditions; and other factors that might be described from time to time in PGE's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, PGE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (503) 464-7395. Cautionary Statement 3

Presenting Team Peggy Fowler, Chief Executive Officer and President Jim Piro, Executive Vice President, Finance, Chief Financial Officer and Treasurer Bill Valach, Director of Investor Relations 4

Peggy Fowler CEO and President

Investment Highlights Portland General Electric is a well-capitalized, vertically integrated, regulated electric utility Earnings and dividend growth driven by load growth and investment in regulated assets Annual capital expenditures are expected to significantly exceed depreciation Diversified power supply portfolio includes hydro, coal, wind and natural gas-fired resources Proactive, open working relationship with regulators Experienced management team with a strong track record Strong balance sheet and stable cash flow 6

Company Overview 793,000 retail customer accounts Service territory population 1.6 million, 43% of state’s population 52 cities served – Portland and Salem the largest Net Utility Plant – $2.31 billion(1) Generation $536 million Distribution $987 million Transmission $145 million CWIP $412 million Other $227 million 4,000-square-mile service area 26,000 miles of T&D lines 2,374 MW of generation(2) Summer peak load of 3,706 MW (2006) Winter peak load of 4,073 MW (1998) Annual demand of 2,348 MWa (weather adjusted) 2,635 employees OR WA (1) Source: 2006 FERC Form 1. (2) Includes Port Westward. Note: All numbers updated for year-ending December 31, 2006. OREGON WASHINGTON Beaver Port Westward Oak Grove Portland Bull Run Columbia River Pelton Round Butte (Madras) Colstrip 3 Colstrip 4 (Montana) Salem North Fork Willamette River Biglow Canyon 7 Boardman Coyote Springs Clackamas River Faraday River Mill T.W. Sullivan

Statement of Direction: 2007-2009 Focus Goals: Reliable, reasonably priced power – Design and maintain a reliable energy resource portfolio, maintaining high plant availability and achieving stable, predictable and reasonable prices. High customer value – Achieve high customer value by doing a great job of understanding and meeting our customers' needs. Strong financial performance – Achieve a return on equity that is at or above our peers. Engaged, valued workforce – Attract, retain and engage employees to achieve a performance advantage for PGE and provide a fulfilling work experience. Active corporate responsibility – Act in a manner true to our values and uphold our core principles as we work with stakeholders to effectively balance and prioritize operational and policy decisions. 8

(1) 2006 10-K. Attractive and Growing Customer Base Revenue by Customer Group Residential Industrial Commercial Retail Revenue and Load Growth 1.7% annualized customer growth from 1996-2006, with 1.7% customer growth in 2006 9 15% 39% 46% Customers (1) Revenue s ($ mm) (1) Energy (000s of MWh) (1) Residential 696,779 $ 628 7 , 573 Commercial 95,734 54 1 7 ,749 Industrial 25 9 20 0 4,110 Total 792,772 $ 1 , 3 69 1 9, 43 2

Growing Oregon Economy Growth in Oregon’s economy is expected to require further investment by PGE to meet increased energy demand Growth in Portland and Salem exceeds rest of state – core operational areas for PGE Taking advantage of steady state population growth, PGE has achieved annual customer growth of 1.6% since the end of 2002 Population Growth – US vs. Oregon Customers Average Annual Growth 1.6% Source: Oregon office of Economic Analysis, PGE customer database, US Census Bureau. 10 1.0% 1.3% 1.0% 1.7% '02-'06 US '02-'06 OR '05-'06 US '05-'06 OR Population growth (%) 792,772 779,837 767,066 754,028 743,473 2002 2003 2004 2005 2006 PGE Customers Residential Commerical Industrial

Investment Opportunities Regulated Growth Net short utility Growing customer base Capital investments outpace depreciation Potential incremental capital investment of $550 - $650 million for Biglow Canyon Phases II & III across 2007 - 2010 (1) Does not include AFUDC and does not include Biglow Canyon Phases II & III which are under review. Forecasted expenditures are preliminary and subject to change; includes maintenance and upgrades on transmission, distribution and existing generation as well as new customer connects. 11 Capital Expenditures and Depreciation & Amortization(1) $457 $335 $383 $297 $289 $168 $199 $197 $197 $202 0 100 200 300 400 500 2007 2008 2009 2010 2011 ($ mm) Capital Expenditures Depreciation & Amortization

Power Supply Strategy Manage power supply operations to: Capitalize on PGE’s assets and position in the marketplace Meet load in most economic fashion to lower costs to customers Capture the benefits of PGE’s assets and their positioning in real-time markets Manage and monitor risks with appropriate systems and processes to assure strategy is prudently implemented PGE’s Integrated Resource Plan is a road map to provide reliable affordable electricity for the long term Public process Acknowledgement standard from OPUC IRP expected to include a combination of energy efficiency, renewable and purchased power Latest IRP expected to be filed in June 2007 12

Power Supply Portfolio 2007E Generation Capacity % of Total Capacity Physical Capacity Hydro Natural Gas/Oil Coal 298 MW 1,112 1,188 Wind 2007E Peak Load(2) 3,823 MW Net Purchased Power Boardman Coal Plant (1) Includes Bull Run located on the Sandy River. (2) Estimated peak as of January 1, 2007. Note: Totals may not foot due to rounding. 13 100.0% 820 MW 21.4% Short-/Long-term 27 MW 0.7% Klondike II Contract 31.1 10.5 6.4 14.3% 400 Port Westward 17.7 7.7 9.9% 29.1 15.7 5.5 7.8% 676 296 380 MW 243 545 MW 602 212 Colstrip Boardman Coyote Springs Beaver Units 1-8 Hydro Contracts Clackamas/Willamette River Projects(1) Deschutes River Projects

Generation Expansion – Port Westward Port Westward Clatskanie, Oregon CCGT utilizing Mitsubishi G-class turbine 400 MW gas-fired plant 6,826 heat rate (without duct-firing) $280 - $290 million Expected online June 2007 EPC contractor: Black & Veatch Fully wrapped EPC contract Power island mft.: Mitsubishi Power Systems August 2001 March 2006 February 2007 14

Generation Expansion - Biglow Biglow Canyon Wind Farm Columbia Gorge, eastern Oregon 450 MW total capacity Phase 1: 125 MW $255 - $265 million 76 Vestas turbines 1.65 MW/turbine 37% capacity factor 25 year asset life Expected online December 2007 Phases II & III under review Construction 2008 – 2010 15

Generation Growth Opportunity PGE’s retail load is expected to grow consistently while selected long-term power purchase contracts expire, driving need for additional generation capacity Assumptions: 1.9% annual load growth through 2015 Expiration of certain contract hydro rights by 2012 Energy supply based on plant capabilities under normal hydro and operating conditions Most of our Beaver CCT facility is treated as an intermediate (capacity) resource and is not included as an energy resource Load Resource Balance Annual Average Energy(1)(2) Retail Load & Resource Balance Peak Capacity(1)(3) 818 MWa (1) Data as of May 25, 2007. (2) Includes Energy Trust of Oregon energy efficiency. Does not include 5-year opt out ESS customers. (3) Includes 12% planning reserves. 16 0 1000 2000 3000 4000 5000 6000 2009 2010 2011 2012 2013 2014 2015 Megawatts (MW) Long-term Contracts Generation (Theoretical Availability, Normal Conditions) 1-in-2 Peak Retail Load + 12% Reserves 480 MW MW MW 1,540 1,842

Generation Growth Opportunity Proposed Action Plan - Generation Capacity Purchased Coal 2012E Power Sources(1) Total PGE System Capability 3,416 MW 2012E Peak Load 4,127 MW Purchased Hydro(2) Coal Gas Total PGE System Capability(3) 3,003 MW 2007E Peak Load(4) 3,823 MW 2007E Power Sources(1) Non-hydro Renewables Hydro(2) Gas (1) As a percent of peak load, 2012 data as of May 25, 2007. (2) Includes long-term hydro contracts. (3) Includes 27 MW of capacity from a long-term wind contract. (4) Estimated peak as of January 1, 2007. 17 EE, DSG & Load Control 16% 21% 6% 32% 17% 8% 18% 29% 31% 22%

Forward Capital Expenditures Driving Rate Base Growth Capital Expenditures Attractive growth opportunities through capital investment in core utility assets Earnings expected to grow 4 to 6 percent per year over the long term $289 $297 $383 $335 $457 Total capital expenditures $60 $63 $131 $116 $273 Total project capital expenditures $252 $50 $45 - $36 - 2009 $219 $67 $2 - $47 - 2008 - - $203 Biglow Canyon Wind Farm: Phase I $45 $45 - Boardman emissions controls2 - - $17 Port Westward $15 $18 $41 Hydro Relicensing - $550 – $650 Biglow Canyon Wind Farm: Phase II & III4 Ongoing capital expenditures3 Advanced metering infrastructure2 Projects (in millions)1 $229 $234 $184 - 2011 - 2010 2007 $12 (1) Does not include AFUDC. (2) Under review; forecasted expenditures are preliminary and subject to change. (3) Includes maintenance and upgrades on transmission, distribution and existing generation as well as new customer connects. (4) Phase II & III timing subject to turbine availability and project economics. 18 $202 $197 $197 $199 $168 2009 2008 Depreciation & Amortization 2011 2010 2007

Proactive Regulatory Strategy Oregon Public Utility Commission Three-member governor-appointed Commission with four-year terms Rates set based on a forward test year PGE’s Approach to Regulation Communicate constantly No surprises Understand our issues; participate in crafting solutions Seek agreement on goals or outcomes Propose paths Internally consistent alternatives Alignment of interests always preferable Keep an eye on total result: must be reasonable, in context Deregulation Oregon’s approach allows direct access for industrial and commercial customers beginning March 2002 PGE economically neutral to customers choosing direct access Estimate that 10 percent of load from largest customers will be served by energy service suppliers in 2007 19

Strong Management and Engaged, Valued Workforce Experienced management team with officers averaging 26 years in the utility industry Dedicated and knowledgeable employee base of over 2,600 Scorecard-driven and customer-focused culture Continued cost-effective and reliable plant operations 20

Jim Piro Executive VP, Finance, CFO and Treasurer

Recent Financial Results Invested over $800 million in system since 2002 Operating statistics positive Solid customer satisfaction Volatile hydro conditions 2005 and 2006 Boardman outage Lack of power cost adjustment mechanism Senate Bill 408 reserve Key Drivers of Historical Performance 22 Financial Summary Year End 12/31 Quarter End 3/31 2005 2006 2006 2007 Revenue $1,446 $1,520 $381 $436 Net Operating Income 126 121 6 64 Net Income 64 71 (6) 55 EPS $1.02 $1.14 ( $0.09 ) $0.88

Regulatory and Financial Highlights since 2006 General Rate Case for 2007 test year concluded Boardman deferral granted to allow PGE to recover a portion of the replacement power costs OPUC supportive of adding wind generation to PGE rate base Reached a settlement that resolves all issues between PGE and certain California parties relating to wholesale transactions in the Western Power markets in 2000-2001 PGE credit ratings, balance sheet and access to capital remain strong (1) S&P rates the business risk of PGE at “5” on a scale of 1 to 10 with 1 being the least risky. Most integrated utility companies are rated from 4 to 6 on this scale. 23 Current Ratings Sr. Secured Sr. Unsecured Outlook S&P (1) BBB+ BBB Negative Moody's Baa1 Baa2 Stable

Drivers of Future Performance Strong economic and load growth in service territory Continued operational excellence and customer focus drive core utility performance Investments in prudent rate base assets drive earnings and dividend growth Work closely with regulators and customer groups to achieve fair regulatory outcomes New mechanisms for sharing power cost volatility with customers enhance stability of PGE earnings 24

2007 Rate Case Results (1) Includes annualized rate base of Port Westward. Power Cost Adjustment Mechanism – 90/10 sharing mechanism after application of ROE deadband; subject to an earnings test Intra-year Power Cost Adj. 10.1% Allowed ROE Annual Power Cost Update Tariff – annual reset of net variable power costs in January of each year Annual Power Cost Adj. 2007 Test Year UE-180, 181 & 184 50% Capital Structure $2.009 billion including Port Westward(1) Avg. Rate Base 25

Rate Base Growth Opportunities Capital Expenditures Approved Average Rate Base Debt/Capitalization S&P “BBB”: 50% - 60% (1) (1) (1) Forecasted expenditures are preliminary and subject to change. (2) Includes annualized rate base of Port Westward. Note: S&P target credit statistic range based on Business Position 5. 26 $1,766 $2,009 (2) $1,600 $1,700 $1,800 $1,900 $2,000 $2,100 2002 2007 ($ mm) 45% 42% 43% 47% 50% 30% 35% 40% 45% 50% 55% 60% 2003 2004 2005 2006 2007E $167 $194 $255 $371 $457 0 100 200 300 400 500 2003 2004 2005 2006 2007E ($ mm)

Regulatory and Legal Update Boardman Coal Plant deferral $26.4 million granted File for amortization in second quarter 2007 Subject to OPUC prudence review, complete process late 2007 / early 2008 Senate Bill 408 (utility taxes) Beginning January 2006, implements an annual rate adjustment if the difference between taxes collected in rates and taxes paid to taxing authorities exceeds $100,000 OPUC adopted permanent rules using “fixed” methodology for determining taxes in rates Current legislative session unlikely to address “double whammy” impact Able to minimize impact through frequent regulatory filings Trojan Nuclear Plant: Recovery of return on investment OPUC proceedings Rate reset phase in abeyance Class action proceedings In abeyance until October 2007 Bonneville Power Administration: Residential Exchange Credit May 21, 2007 residential exchange credit suspended June 1, 2007 residential and small farm customer rates increased reflecting suspension of credit 27

Dividends Dividends Current annualized dividend of 94 cents per share, increased on May 2, 2007, from 90 cents per share Current quarter’s dividend payable on July 16, 2007, to shareholders of record as of June 25, 2007 Over the long term, we expect a target dividend payout ratio in the 60 percent range 28

Strategy for Success Portland General Electric is a well-capitalized, stable company with on-going growth opportunities Stability Vertically integrated, regulated business Strong balance sheet/ credit ratings Experienced management team Supportive regulatory environment Growth Strong load and customer growth Necessary and prudent regulated rate base investment opportunities Earnings and dividend growth 29

Investor Relations Contact Information William J. Valach Director, Investor Relations 503.464.7395 William.Valach@pgn.com Portland General Electric Company 121 SW Salmon Street Suite 1WTC 0403 Portland, OR 97204 www.PortlandGeneral.com 30

Appendix

Strong Management (32) Peggy Fowler CEO and President Portland General Electric Company 13 employees (33) Stephen Hawke Senior Vice President, Customer Service and Delivery 657 employees (19) Carol Dillin Vice President, Public Policy 38 employees (33) Doug Nichols Vice President, General Counsel and Secretary 23 employees (28) Arleen Barnett Vice President, Administration 116 employees (20) Pamela Lesh Vice President, Regulatory Affairs & Strategic Planning 28 employees (32) Jim Piro Executive Vice President, Finance, Chief Financial Officer & Treasurer 160 employees (22) Jim Lobdell Vice President, Power Operations & Resource Planning 44 employees (27) Steve Quennoz Vice President, Nuclear & Power Supply/ Generation 375 employees (31) Bill Nicholson Vice President, Customers & Economic Development 45 employees (34) Joe McArthur, Vice President Customer Service & Distribution Support 889 employees (1) Cam Henderson Vice President & Chief Information Officer, Information Technology 264 employees Employee counts are as of April 2007 excluding temporary employees. ( ) = Number of utility years experience 32

Regulatory Update PGE absorbs all costs/benefits within the ROE band irrespective of power cost variances After the earnings test and application of the power cost sharing PGE can earn up to 9.1% and down to 11.1% return on equity Customer Surcharge Customer Refund 150 Bps of ROE Baseline NVPC 75 Bps of ROE 90/10 Sharing(1) 90/10 Sharing Power Cost Adjustment Mechanism Annual Power Cost Update Tariff Annual reset of rates based on forecast of net variable power costs for the coming year. Following OPUC approval, new prices go into effect on or around January 1 of the following year ($12) million(2) $24 million(2) (1) 90 percent with customers, 10 percent with PGE. (2) Assumes June 1, 2007, in service date for Port Westward. Subject to change. 33 Earnings test Power cost sharing Return on Equity 11.1% 10.1% 9.1% 100 Bps 100 Bps

Generation Growth Opportunity Proposed Action Plan (1) Expected and potential resource actions, capacity need based on winter season. (2) Assumes normal hydro. (3) Renewable portfolio standard. Note: Data as of May 25, 2007. 34 Energy Capacity Energy/Capacity Actions (1) MWa (2) % of Target MW (2) 2012 Resource Target 818 - 1,540 Additional cost - effective EE 2008 – 2012 45 5% 65 Plant efficiency upgrades 10 1% 16 Hydro 70 7% 175 Biglow Canyon II & III (300 MW nameplate) 105 12% 45 PPAs of up to 5 year terms 180 20% 180 PPAs of 6 to 10 year terms 190 21% 190 Required added renewables to meet 2015 RPS (3) 218 22% 133 Total of Possible Energy Actions 818 100% 804 Dual - purpose (Capacity and Wind following) SCCTs - - 100 Load control, curtailment tariff, DSG - - 140 Seasonal capacity purchases - - 496 Total of Possible Energy & Capacity Actions - - 1,540